EXHIBIT 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Peak Bio, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of Section 13(a) or Section 15(d), of the Exchange Act; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations the Company.

Date: August 5, 2024

/s/ Divya Patel

Name: Divya Patel

Title: Acting Chief Financial Officer (Principal Financial and Accounting Officer)